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                       SECURITIES AND EXCHANGE COMMISSION

                                    FORM 8-K

      CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND
                              EXCHANGE ACT OF 1934

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         Date of Report (Date of earliest event reported): May 25, 2004

                        GYRODYNE COMPANY OF AMERICA, INC.
             (Exact name of Registrant as Specified in its Charter)

           New York                  000-01684            11-1688021
(State or Other Jurisdiction of      (Commission File     (I.R.S. Employer
 Incorporation or Organization)      Number)              Identification Number)

                                 102 FLOWERFIELD
                            ST. JAMES, NEW YORK 11780
               (Address of principal executive offices) (Zip Code)

                                 (631) 584-5400
               Registrant's telephone number, including area code

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ITEM 5. OTHER EVENTS.

See Exhibit Number 99.01.

ITEM 7 (C). EXHIBITS

 Exhibit Number                             Description
 --------------                             -----------

      99.01 Press release concerning an announced public hearing to be held by the State University of New York regarding plans to acquire the Company's real estate for use by the University's Stony Brook campus.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         GYRODYNE COMPANY OF AMERICA, INC.


                                        By: /s/ Stephen V. Maroney
                                            ------------------------------------
                                            Stephen V. Maroney
                                            President, Chief Executive Officer
                                            and Treasurer

Date: May 25, 2004